UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

HARLEYSVILLE NATIONAL CORPORATION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 2.01                      Completion of Acquisition or Disposition of Assets

On December 5, 2008, Harleysville National Corporation announced its completion of the acquisition of Willow Financial Bancorp, Inc. Under the terms of the merger agreement, dated as of May 20, 2008, Willow Financial Bancorp, Inc. has been acquired by Harleysville National Corporation and Willow Financial Bank, a $1.6 billion savings bank with 29 branch offices in Southeastern Pennsylvania, has merged with and into Harleysville National Bank, the registrant’s wholly-owned subsidiary. These transactions were effective after the market close on December 5, 2008.

Based on the terms of the merger agreement Willow Financial shareholders will receive 0.73 shares of Harleysville National Corporation common stock for each share of Willow Financial Bancorp common stock they hold.

 A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

In connection with the execution of the Merger Agreement, Donna M. Coughey, former President and Chief Executive Officer of Willow Financial, entered into an employment agreement dated May 20, 2008 with Harleysville Management Services, LLC, a subsidiary of Harleysville National Corporation. The employment agreement provides for the employment of Ms. Coughey as an Executive Vice President of Harleysville National Corporation and Harleysville National Bank effective December 5, 2008, the effective date of Harleysville National Corporation’s acquisition of Willow Financial Bancorp, and for a period of one year at an annual salary equal to her current base salary of $350,000, minus applicable withholdings and deductions. Ms. Coughey is 58 years of age. The employment agreement includes covenant not to compete terms commencing on the effective date and ending on the second anniversary of the effective date. Ms. Coughey agrees not to disclose any confidential information of Harleysville National Corporation without the written consent of the President and Chief Executive Officer of Harleysville National Corporation or a person authorized thereby. Harleysville National Corporation agrees to indemnify Ms. Coughey for any suits arising out of her service as an officer or employee of the Corporation subject to certain limitations. A copy of Ms. Coughey’s employment agreement is attached hereto as Exhibit 99.2 and made part hereof.

Also, two Willow Financial Bancorp directors, James E. McErlane and John J. Cunningham, III, will join the Harleysville National Corporation board of directors.  Mr. McErlane will serve as a Class B director until 2012 and Mr. Cunningham will serve as a Class A director to serve until 2011.

Item 7.01                      Regulation FD Disclosure

On December 5, 2008, Harleysville National Corporation issued a press release announcing the completion of the acquisition of Willow Financial Bancorp. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheet of Willow Financial Bancorp, Inc. as of  June 30, 2008, and the related consolidated statements of operations, changes in stockholders’ equity and comprehensive loss, and cashflow for the year ended June 30, 2008 as well as the unaudited consolidated balance sheet as of September 30, 2008 and the related consolidated statements of operations, changes in comprehensive loss, and cashflow for the three months ended September 30, 2008 will be filed no later than 71 days after the date that this Form 8-K report is required to be filed or February 20, 2009.

(b)	Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet for Harleysville National Corporation and Willow Financial Bancorp, Inc. as of September 30, 2008 and an unaudited combined consolidated income statement for the nine months ended September 30, 2008 will be filed no later than 71 days after the date that this Form 8-K report is required to be filed or February 20, 2009. An unaudited pro forma combined income statement for the year ended December 31, 2007 is contained in Harleysville National Corporation’s Registration Statement on No. 333-152007 on Form S-4/A, filed with the Commission on July 31, 2008 and incorporated herein by this reference.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 5, 2008 announcing that Harleysville National Corporation completed its acquisition of Willow Financial Bancorp.
99.2	Employment Agreement between Harleysville Management Services, LLC and Donna M. Coughey, dated May 20, 2008 and effective December 5, 2008.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: December 5, 2008	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated December 5, 2008 announcing that Harleysville National Corporation completed its acquisition of Willow Financial Bancorp.
99.2	Employment Agreement between Harleysville Management Services, LLC and Donna M. Coughey, dated May 20, 2008 and effective December 5, 2008.